UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ULURU Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ULURU Inc.
4410 Beltway Drive
Addison, Texas 75001
Telephone: +1(214) 905-5145

April 30, 2018

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of ULURU Inc. to be held on Monday, June 11, 2018 at 9:00 a.m., Central Daylight Time, at the offices of ULURU Inc., 4410 Beltway Drive, Addison, Texas 75001.

Details regarding the business to be conducted, information you should consider in casting your vote and how you may vote are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

In accordance with rules approved by the Securities and Exchange Commission, this year we are furnishing proxy materials to our stockholders primarily over the Internet.  As a result, we are mailing to many of our stockholders a notice instead of a paper copy of our Proxy Statement and our 2017 Annual Report.  The notice contains instructions on how to access those documents over the Internet.  The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including our Proxy Statement, our 2017 Annual Report and a proxy card or voting instruction form.  Stockholders who have previously elected to receive by mail the proxy materials will receive a paper copy of the proxy materials.

Your vote is important.  Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible.

Thank you for your ongoing support of ULURU Inc.

Sincerely,

Vaidehi Shah
Chairman of the Board of Directors and Chief Executive Officer

ULURU Inc.
4410 Beltway Drive
Addison, Texas 75001
Telephone: +1(214) 905-5145

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 11, 2018

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of ULURU Inc., a Nevada corporation, (the "Annual Meeting") will be held at the offices of ULURU Inc., 4410 Beltway Drive, Addison, TX 75001, on June 11, 2018 at 9:00 a.m., Central Daylight Time, for the following purposes:

1.	to elect five members to the Board of Directors to hold office until the annual meeting for 2019, and until their successors are elected and qualified; and

2.	to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

3.	to approve the Company's 2018 Equity Incentive Plan; and

4	to transact such other business as may properly come before the meeting or any adjournments thereof.

In accordance with the provisions of our bylaws, the Board of Directors has fixed the close of business on April 20, 2018 as the record date for the determination of the holders of the shares of our Common Stock entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

Information relating to the proposals described above is set forth in the accompanying Proxy Statement dated April 30, 2018.  Please carefully review the information contained in the Proxy Statement, which is incorporated into this Notice.  Our Annual Report for the fiscal year ended December 31, 2017 accompanies the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 11, 2018.

This proxy statement and our 2017 Annual Report to stockholders are available at our corporate website at www.uluruinc.info/general-information under the heading of "Annual Reports" and "Proxy Materials".

YOUR VOTE IS IMPORTANT

You may vote on the Internet by completing the electronic voting instruction form found at www.proxyvote.com or by telephone using a touch-tone telephone and calling 1-800-690-6903. Returning your proxy now will not interfere with your right to attend the Annual Meeting or to vote your shares personally at the Annual Meeting, if you wish to do so.  The prompt return of your proxy may save the Company additional expenses of solicitation.

By Order of the Board of Directors,

Vaidehi Shah
Chairman of the Board of Directors and Chief Executive Officer
Addison, Texas
April 30, 2018

ULURU Inc.
4410 Beltway Drive
Addison, Texas 75001
Telephone: +1(214) 905-5145

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 11, 2018

GENERAL INFORMATION

This Proxy Statement and proxy materials are being furnished by ULURU Inc., a Nevada corporation, to holders of its Common Stock, par value $0.001 per share (the "Common Stock") in connection with the solicitation of proxies by the Board of Directors (the "Board") of ULURU Inc. for the 2018 annual meeting of stockholders (the "Annual Meeting") and for any adjournment or postponement of the Annual Meeting.  In this proxy statement, we may also refer to ULURU Inc. as "ULURU," the "Company," "we," "our," or "us."

We are holding the Annual Meeting at 9:00 a.m., Central Daylight Time, on Monday, June 11, 2018, at the offices of ULURU Inc., 4410 Beltway Drive, Addison, Texas 75001 and invite you to attend in person.

Under rules adopted by the Securities and Exchange Commission, we provide our stockholders with the choice of accessing the 2018 annual meeting proxy materials over the Internet, rather than receiving printed copies of those materials through the mail.  In connection with this process, a Notice Regarding the Availability of Proxy Materials is being mailed to our stockholders who have not previously requested paper proxy materials.  The notice contains instructions on how you may access and review our proxy materials on the Internet and how you may vote your shares over the Internet.  The notice will also tell you how to request our proxy materials in printed form or by email, at no charge.  The notice contains a 12-digit control number that you will need to vote your shares.  Please keep the notice for your reference through the Annual Meeting date.

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying form of proxy are first being mailed or made available to our stockholders on or about April 30, 2018.

This Proxy Statement should be read in conjunction with our Annual Report for the fiscal year ended December 31, 2017, including the financial statements and management's discussion and analysis of financial condition and results of operations for the fiscal year ended December 31, 2017 contained therein.

VOTING INFORMATION

Record Date

You may vote all shares that you owned as of April 20, 2018, which is the record date for the Annual Meeting.  On April 20, 2018, we had 201,349,431 shares of Common Stock outstanding at the close of business.  Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Ownership of Shares

You may own shares of Common Stock in one of the following ways:

•	directly in your name as the stockholder of record; or

•	indirectly through a broker, bank, trustee, or other holder of record in "street name".

If your shares are registered directly in your name, you are the holder of record of these shares, and we are sending a Notice Regarding the Availability of Proxy Materials directly to you.  As the holder of record, you have the right to vote by proxy, by telephone, by Internet or by mail (if you request to receive your proxy materials by mail), or to vote in person at the Annual Meeting.  If you hold your shares in street name, your broker, bank, trustee, or other holder of record is sending a Notice Regarding the Availability of Proxy Materials to you.  As a holder in street name, you have the right to direct your broker, bank or other holder of record how to vote by submitting voting instructions in the manner directed by your bank, broker, trustee, or other holder of record.  Regardless of how you hold your shares, we invite you to attend the Annual Meeting.

How to Vote

The Notice Regarding the Availability of Proxy Materials that most of our stockholders will receive will have information about Internet voting but is not permitted to include a telephonic voting number because that would enable a stockholder to vote without accessing the proxy materials online.  The telephonic voting number will be on the website where the proxy materials can be found.  For more information about voting by telephone, please see the next two sections.

Your vote is important.
We encourage you to vote promptly.  Internet and telephone voting is available through 11:59 p.m. Eastern Time on Sunday, June 10, 2018, for all shares of Common Stock.  You may vote in one of the following ways:

By Telephone.
You have the option to vote your shares by telephone. In order to vote your shares by telephone, please go to www.proxyvote.com and log in using the 12-digit control number provided on your Notice Regarding the Availability of Proxy Materials.  You will be provided with a telephone number for voting at that site.  Alternatively, if you request paper copies of the proxy materials, your proxy card or voting instruction form will have a toll-free telephone number that you may use to vote your shares.  When you vote by telephone, you will be required to enter your 12-digit control number, so please have it available when you call.  You may vote by telephone 24 hours a day. The telephone voting system has easy-to-follow instructions and allows you to confirm that the system has properly recorded your votes.

By Internet.
You can also vote your shares by the Internet.  The Notice Regarding the Availability of Proxy Materials indicates the website you may access for Internet voting using the 12-digit control number included in the notice.  You may vote by the Internet 24 hours a day.  As with telephone voting, you will be able to confirm that the system has properly recorded your votes.  If you hold your shares in street name, please follow the Internet voting instructions in the Notice of Internet Availability of Proxy Materials you receive from your bank, broker, trustee, or other record holder.

By Mail.
If you elect to receive your proxy materials by mail and you are a holder of record, you can vote by marking, dating, and signing your proxy card and returning it by mail in the postage-paid envelope provided to you.  If you elect to receive your proxy materials by mail and you hold your shares in street name, you can vote by completing and mailing the voting instruction form provided by your bank, broker, trustee, or holder of record.

At the Annual Meeting.
The way you vote your shares now will not limit your right to change your vote at the Annual Meeting if you attend in person.  If you hold your shares in street name, you must obtain a proxy, executed in your favor, from the holder of record if you wish to vote these shares at the Annual Meeting.

All shares that have been properly voted and not revoked will be voted as you have directed at the Annual Meeting.  If you sign and return your proxy card without any voting instructions, your shares will be voted as the Board of Directors recommends.

Revocation of Proxies.
You can revoke your proxy at any time before your shares are voted if you: (1) submit a written revocation to our corporate secretary at the Annual Meeting; (2) submit a timely later-dated proxy or voting instruction form if you hold shares in street name; (3) provide timely subsequent telephone or Internet voting instructions no later than 11:59 p.m. Eastern Time on Sunday, June 10, 2018; or (4) vote in person at the Annual Meeting.

Quorum and Required Vote

Quorum.

We will have a quorum and will be able to conduct the business of the Annual Meeting if one-third of number of votes entitled to be cast by the holders of the Common Stock are present at the Annual Meeting, either in person or by proxy.  Abstentions and broker non-votes (assuming, in the case of broker non-votes, that the shares represented by such non-votes are voted on any matter before the Annual Meeting) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

Votes Required for Proposals.

For Proposal 1, directors will be elected by a plurality of shares present in person or represented by proxy at the Annual Meeting, which means that the five individuals receiving the highest number of "For" votes will be elected directors.  Abstentions and broker non-votes will have no effect on the voting results of Proposal 1.

Proposal 2, "to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018", will be approved if the number of votes cast in favor of the proposal exceeds the number of votes against the proposal. Abstentions and broker non-votes will have no effect on the voting results of Proposal 2.

Proposal 3, "to approve the Company's 2018 Equity Incentive Plan", will be approved if the number of votes cast in favor of the proposal exceeds the number of votes against the proposal. Abstentions and broker non-votes will have the same effect as votes against Proposal 3.

Routine and Non-Routine Proposals.

The rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are routine or non-routine.  If a proposal is routine, a broker or other entity holding shares for an owner in street name may vote on the proposal without receiving voting instructions from the owner under certain circumstances.  If a proposal is non-routine, the broker or other entity may vote on the proposal only if the owner has provided voting instructions.  A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions.

Under the rules of the New York Stock Exchange, each of the proposals to be voted on at the Annual Meeting, other than the ratification of auditors, is a non-routine item.  This means that brokers who do not receive voting instructions from their clients as to how to vote their shares for these items cannot exercise discretion to vote their clients' shares.  Therefore, it is important that you instruct your broker as to how you wish to have your shares voted on these proposals, even if you wish to vote as recommended by the Board of Directors.

Confidential Voting

We maintain the confidentiality of the votes of individual stockholders.  We do not disclose these votes to any member of management unless we must disclose them for legal reasons or in the event of a contested proxy solicitation.  However, if a stockholder writes a comment on the proxy card, we will forward the comment to management.  In reviewing the comment, management may learn how the stockholder voted.  In addition, the Inspector of Elections and selected employees of our independent tabulating agent may have access to individual votes in the normal course of counting and verifying the vote.

Householding of Proxy Materials and Elimination of Duplicates

Under the rules adopted by the SEC, we may deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as "householding" and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of these documents was delivered. If you prefer to receive separate copies of the proxy statement or annual report, contact Broadridge Financial Solutions, Inc. by calling +1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares.  Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.

Cost and Method of Proxy Solicitation

We will pay the expenses of soliciting proxies.  We will be soliciting proxy by mail and internet. In addition, our directors, officers or employees may solicit proxies for us in person, or by telephone, facsimile or electronic transmission for no additional compensation. We do not intend to engage a solicitation firm.

 PROPOSAL 1

 ELECTION OF DIRECTORS

There are currently five members of the Board of Directors of ULURU Inc. (the "Board") with terms expiring at the Annual Meeting, which five directors currently comprise the whole Board.

Upon the recommendation of our Board, functioning as the Nominating and Governance Committee, the Board has nominated Vaidehi Shah, Anish Shah, Arindam Bose, Bradley Sacks, and Oksana Tiedt for re-election as a director.  Each such nominee has consented to serve, if elected, for a one-year term expiring at the time of the 2019 annual meeting of stockholders and when his/her successor is elected and qualified.  If any of the nominees shall become unable or unwilling to serve, the proxies, unless authority has been withheld as to such nominee, may be voted for the election of a substitute nominee designated by the Board. Alternatively, the Board may reduce the number of directors being elected at the Annual Meeting if one of the other nominees shall become unable or unwilling to serve.  Proxies may not be voted for more than five persons.

The Company is party to a Voting Agreement, dated February 27, 2017 and effective on March 31, 2017 with certain stockholders (the "Voting Agreement") pursuant to which Velocitas Partners LLC ("Velocitas Partners") has the right to appoint four members of the Board and Bradley Sacks has the right to appoint one member of the Board, subject to certain ownership requirements.

The Board has determined that Arindam Bose and Bradley Sacks are the only directors to meet the independence requirements under the applicable Nasdaq Stock Market listing standards (the "Listing Standards") and qualify as "independent directors" under those Listing Standards.

The Board recommends that you vote FOR the election of the nominees.  The persons named in the enclosed proxy card as proxies will vote as directed in the proxy card, unless the proxy card is blank with respect to Proposal No. 1, in which case the persons intend to vote for each of the nominees of the Board.

The following information, which is as of March 31, 2018, is furnished with respect to each nominee for election as a director at the Annual Meeting.  The information presented includes information each director has given us about all positions he/she holds with us, his/her principal occupation and business experience during the past five years, and the names of other publicly-held companies of which he/she serves as a director.  Information about the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of March 31, 2018, appears below under the heading "Security Ownership of Certain Beneficial Owners and Management."

Business and Experience of Nominees for Director

The following table sets forth the directors and nominee of the Company along with their respective ages and positions and is as follows:

Name	Age	Position
Vaidehi Shah	41	Chairman, Director, Chief Executive Officer
Anish Shah	51	Director
Arindam Bose	39	Director
Bradley Sacks	51	Director
Oksana Tiedt	42	Director

Ms. Vaidehi Shah

Ms. Shah has served as the Company's Chairman of the Board since March 2017 and as the Company's Chief Executive Officer and a director since February 2017.  Ms. Shah has over sixteen years of business management and investment experience.  As co-founder and managing member of Velocitas Partners which was founded in April 2012, and managing director of its 100% owned company, Velocitas GmbH, from its founding in January 2013 through April 2017, Ms. Shah developed a global distribution platform for small and medium sized enterprises with innovative medical devices spanning over 50 countries. From September 2016 through March 2017, she also served as Managing Partner of TEAMFund LP, an impact investment enterprise that invests in innovative medical technologies that address unmet health needs in the world's most underserved areas including India and Sub-Saharan Africa.  Ms. Shah also acted as Chief Executive Officer of Daotec Payment GmbH from August 2011 through September 2012.  During her three years at the Daotec Group of companies as business development advisor and Chief Executive Officer, she led its transformation from a telecom services provider into an international, financially-regulated payment service institution.  Ms. Shah also serves as a Regional Director of the Harvard Healthcare Alumni Association in Austria. She received her M.B.A. from Harvard Business School and graduated summa cum laude and Phi Beta Kappa from Wellesley College, with a B.A. in Mathematics and Economics.

Ms. Shah is an appointee of Velocitas Partners pursuant to the terms of a Voting Agreement, dated February 27, 2017 and effective on March 31, 2017, pursuant to which the Company has agreed to nominate and/or appoint four directors designated by Velocitas Partners.

Ms. Shah is the niece of Mr. Anish Shah, a director of the Company.

Mr. Anish Shah

Mr. Shah has served as a member of the Board since March 2017. Mr. Anish Shah is a serial entrepreneur, with over twenty-five years of experience in senior management positions in diverse industry sectors.  Mr. Shah is a co-founder of Velocitas Partners and also served as President of Velocitas Partners since November 2013, the owner of Velocitas GmbH, a global distribution platform for medical devices.

Prior to founding Velocitas Partners, Mr. Shah served as the Director of International Expansion at SPPL Group, a generic drugs manufacturer with two manufacturing facilities with over 400 products, from January 2010 to October 2013.  Under his supervision, SPPL Group became an international, financially-regulated export institution with a sale network in over twenty countries in Africa and Latin America.  Prior to that, he served in senior management capacities providing support in various functional areas.  Mr. Shah began his career at Bharat Vyas & Associates as an audit assistant from March 1985 to December 1987 and then joined Arthur Anderson, where he worked from May 1988 to December 1990, after receiving his Bachelor of Commerce degree from Mumbai University and participating in the CFA and ICWA programs. He then went on to work as a business development executive at Pet Packaging Pvt. Ltd from January 1991 to December 1992.  He then served as a director at A.D. Aushadh (I) Pvt. Ltd, a company engaged in the trading and manufacture of pharmaceutical formulations, from January 1993 to December 2009.

Mr. Shah is an appointee of Velocitas Partners pursuant to the terms of a Voting Agreement, dated February 27, 2017 and effective on March 31, 2017, pursuant to which the Company has agreed to nominate and/or appoint four directors designated by Velocitas Partners.

Mr. Shah is the uncle of Ms. Vaidehi Shah, the Company's Chairman of the Board and Chief Executive Officer.

Mr. Arindam Bose

Mr. Bose has served as a member of the Board since March 2017.  Mr. Bose brings over seventeen years of experience in capital raising, private equity, wealth management and client relationship management.  He co-founded Velocitas Partners, an advisory and asset management firm which invests in innovative medical technologies, in 2013. Mr. Bose is also the General Manager & Chief Executive Officer of Vitta Financial Advisors, UAE, an Emirates Securities and Commodities Authority licensed financial advisory firm, which he has recently started since March 2018.  Mr. Bose has developed deep networks and relationships in the Middle East & North Africa ("MENA") region.  From January 2013 until December 2017 Mr. Bose was the General Manager of Al Etihad Financial Advisors, an Abu Dhabi based regulated Advisory Firm, and since April 2012 until October 2017 was also a Partner at Al Masah Capital Limited; a UAE-based Private Equity Fund with over one and a half billion dollars of capital raised and more than eight hundred million dollars under management. Before that, from January 2010 to March 2012, Mr. Bose was a Director in the Global Banking and Markets Group at Royal Bank of Scotland, UK, where he was responsible for originating and managing transactions for its investment banking business. His previous roles have included International Private banking at Coutts & Company, UK (where he worked as a Private Banker from January 2007 to December 2009), The National Investor, Abu Dhabi, UAE from April 2004 to December 2006 and on a joint venture between Government of Dubai & the World Bank Group (where he worked as an Associate – Technology & Security from November 2002 to March 2004).  Mr. Bose is a member of the Board of Directors of AB Holdings; a family-owned investment company, and General Stores and Engineering Company Private Ltd, all being based in India. He completed his executive training at Manchester University and received his Bachelors in Engineering from Barkatullah Vishwavidyalaya, (University of Bhopal, Madhya Pradesh) India.

Mr. Bose is an appointee of Velocitas Partners pursuant to the terms of a Voting Agreement, dated February 27, 2017 and effective on March 31, 2017, pursuant to which the Company has agreed to nominate and/or appoint four directors designated by Velocitas Partners.

Mr. Bradley Sacks

Mr. Sacks has served as one of our directors since July 2015 and also served as the Chairman of the Board from November 2015 to March 2017.  Mr. Sacks is the Joint Chief Executive of Capital Appreciation Limited, a fintech company listed on the Johannesburg Stock Exchange, as well as the Managing Member of Centric Capital Ventures LLC, a private investment entity, based in New York.  Centric Capital has a 50% ownership position in a company that has licensed the rights to Altrazeal® for distribution in South Africa.  From 2006 until 2009, Mr. Sacks was the Managing Director, Global Head of Technology, Media and Telecom M&A, of Bank of America Securities. During the past five years, Bradley Sacks has served on the board of directors of Gondwana International Networks (Pty) Limited (South Africa), Care Fertility Group Limited and numerous companies that are subsidiaries of General Healthcare Group, the largest private services provider in the United Kingdom.

Mr. Sacks is an appointee pursuant to the terms of a Voting Agreement, dated February 27, 2017 and effective on March 31, 2017, pursuant to which the Company has agreed to nominate and/or appoint one director designated by Bradley Sacks.

Ms. Oksana Tiedt

Ms. Tiedt has served as a member of the Board since March 2017.  Ms. Tiedt has over fifteen years of experience in global private equity, fund of funds and investment banking in diverse industries. She is a co-founder and partner of Velocitas Partners, an advisory and asset management firm that invests in innovative medical technologies.  Ms. Tiedt serves as managing director of Velocitas GmbH, a wholly owned entity of Velocitas Partners, engaged in the business of distribution of innovative medical devices.  She is also heading private equity activities of the multi-family office Lennertz & Co and is a senior advisor to extra+ GmbH, a loyalty rewards and marketing company based in Austria.

Prior to founding Velocitas Partners in November 2013, Ms. Tiedt was a Principal of Swift Capital's European Private Equity Fund of Funds portfolio with over one billion Euros of assets under management from March 2008 to June 2012.  Before that, she spent six years at Bain Capital, a global investment firm managing over $65 billion in assets, from September 2001 to January 2008. Based at Bain Capital's offices in Munich and London, Ms. Tiedt originated and executed leveraged buyout transactions.  During this time, she also served as a Director and Strategic and Financial Advisor for two private companies.  Ms. Tiedt has also worked at Goldman Sachs's mergers and acquisitions group (as a Financial Analyst from September 1999 to August 2001), Nissho Iwai Trading Company (as a Summer Intern from June 1998 to August 1998) and at the National Defense University (as a Research Associate from September 1998 to May 1999).  Ms. Tiedt received her MA in International Economics and International Relations with a focus on Japan Studies from the Johns Hopkins University School of Advanced International Studies (SAIS) and completed her BA in Economics and Asian Studies from Willamette University.

Ms. Tiedt is an appointee of Velocitas Partners pursuant to the terms of a Voting Agreement, dated February 27, 2017 and effective on March 31, 2017, pursuant to which the Company has agreed to nominate and/or appoint four directors designated by Velocitas Partners.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

Corporate Governance Practices

The Board has adopted a number of corporate governance documents, including a code of business conduct and ethics for employees, executive officers and directors (including its principal executive officer and principal financial officer) and a whistleblower policy regarding the treatment of complaints on accounting, internal accounting controls and auditing matters.  All of these documents are available on the Company's website at www.uluruinc.com under the heading "Investors," and a copy of any such document may be obtained, without charge, upon written request to ULURU Inc., c/o Investor Relations, 4410 Beltway Drive, Addison, Texas, 75001.

Board of Directors' Leadership Structure and Role in Risk Oversight

Although the Board does not have a formal policy on whether the roles should be combined or separated, our Board determined it appropriate and efficient for Ms. Shah, our Chairman, to also serve as Chief Executive Officer, based on Ms. Shah's extensive knowledge of our Company and the medical device marketplace.

Our Board is the central body that oversees the management of material risks at the Company.  The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole.

Our Board, functioning as the Audit Committee, has the responsibility to review and discuss certain risk policies, including the Company's major financial risk exposures and the steps taken by management to monitor and control these exposures, and generally provide oversight of risks related to financial reporting, accounting, credit, and liquidity.

Our Board, functioning as the Compensation Committee, assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.  In addition, as part of its compensation philosophy, the Board strives to adopt compensation incentives that encourage appropriate risk-taking behavior that is consistent with the Company's long-term business strategy and objectives.  To meet its obligations under the Securities and Exchange Commission's enhanced disclosure rules, the Company reviewed whether the risks arising from our compensation programs for employees are reasonably likely to have a material adverse effect on the Company.  We concluded that it is not likely that our compensation policies will have such an effect.

Our Board, functioning as the Nominating and Governance Committee, also oversees risk management practices in its domain, including director candidate selection, governance and succession matters.  Day to day operational risks are generally handled by management, with reporting to and involvement of the Board.  With respect to strategic and enterprise risk, our Board as a whole is the level at which we address and monitor such issues, through regular interactions with the Chief Executive Officer and other members of senior management.

Policies for Approval of Related Party Transactions

In 2017, our Board, functioning as the Audit Committee, had the authority and responsibility to review and approve any proposed transactions between the Company (including its subsidiaries) and any person that is an officer, key employee, director or affiliate of the Company or any subsidiary), other than transactions related to the employment and compensation of such persons, which have been subject to review and approval by the Compensation Committee.  During 2017, all related party transactions were approved by the Board of Directors.

Stockholder Communications with the Board

The Board has established a process for stockholders to send communications to it. Stockholders may send written communications to the Board or individual directors to ULURU Inc., Board of Directors, c/o Chief Executive Officer, 4410 Beltway Drive, Addison, Texas, 75001. Stockholders also may send communications via email to investors@uluruinc.com.  All communications will be reviewed by executive management of the Company, who will determine whether such communications are relevant and/or for a proper purpose and appropriate for Board review and, if applicable, submit such communications to the Board on a periodic basis.

Attendance of Directors at Annual Stockholder Meetings

Although the Company currently does not require directors to attend annual stockholder meetings, it does encourage directors to do so and welcomes their attendance.

Nomination and Election of Directors

When seeking candidates for director, the Board, functioning as the Nominating and Governance Committee, may solicit suggestions from incumbent directors, management or others.  After conducting an initial evaluation of a candidate, the committee may interview that candidate if it believes the candidate might be suitable to serve as a director.  The committee may also ask the candidate to meet with Company management. If the committee believes a candidate would be a valuable addition to the Board and there is either a vacancy on the Board or the committee believes it is in the best interests of the Company and our stockholders to increase the number of Board members to elect that candidate, it will recommend that candidate's election.

Although no formal diversity policy is in place, in performance of its duties the Board believes that the backgrounds and qualifications of the Board, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will enable the Board to fulfill its responsibilities.  Therefore, the Board considers diversity in identifying nominees for directors.  In this regard, the Board views diversity in a broad sense, including on the basis of business experience, skill set, public service experience, gender and ethnicity.

Before nominating a sitting director for reelection at an annual stockholder meeting, the Board will consider the director's performance on the Board and whether the director's reelection would be in the best interests of the Company's stockholders and consistent with the Company's corporate governance guidelines and the Company's continued compliance with its contractual obligations and applicable law, rules and regulations.  The Board also considers the obligations of the Company of any agreement granting certain stockholders the right to nominate or appoint directors, including the Voting Agreement.

The Board believes that it should be composed of directors with diverse and complementary backgrounds, and that directors should have expertise that is useful to the Company and may contribute to the success of the Company. When considering candidates for director, the Board acting as the nominating committee takes into account numerous factors, including the candidate's personal and professional ethics, willingness and ability to devote an amount of time sufficient to effectively carry out his or her duties, relevant business experience, judgment and possession of useful skills or experience (such as an accounting and financial background or experience in the industry).  In addition, the Board considers the existing size of the Board, the ideal size of the Board under the circumstances and any contractual obligations governing the composition of the Board.

The Board will consider candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below.  Stockholders wishing to suggest a candidate for director should write to ULURU Inc., c/o Investor Relations, 4410 Beltway Drive, Addison, Texas 75001 and include the following:

▪	The name and address of the stockholder and a statement that he, she or it is a stockholder of the Company and is proposing a candidate for consideration by the committee;
▪
The class and number of shares of Common Stock owned by the stockholder as of the Record Date for the annual stockholder meeting (if such date has been announced) and as of the date of the notice, and the length of time such stockholder has held such shares;

▪	The name, age and address of the candidate;
▪	A description of the candidate's business and educational experience;
▪	The class and number of shares of stock, if any, owned by the candidate, and length of time such candidate has held such shares;
▪
Information regarding each of the criteria described above that the Board generally considers, other than the factor regarding Board size and composition, sufficient to enable the committee to evaluate the candidate;

▪	A description of any relationship between the candidate and any customer, supplier or competitor of the Company or any actual or potential conflict of interest;
▪	A description of any relationship or understanding between the stockholder and the candidate; and
▪	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Meetings of the Board

The Board held three meetings, and acted by unanimous written consent on six occasions, during the 2017 fiscal year.  During fiscal year 2017, each director attended at least 75% of the aggregate number of the meetings (if any) of our Board and of the board committees on which they serve.

In addition to the meetings held by the Board and Board committees, the directors and Board committee members communicated informally to discuss the affairs of the Company and, when appropriate, took formal Board and committee action by unanimous written consent of all directors or committee members, in accordance with Nevada law, in lieu of holding formal meetings.

Board Committees and Meetings of Board Committees

Prior to April 2017, the Board had an Audit Committee, a Compensation Committee, and a Nominating and Governance Committees.  Following the closing of the investment transaction with Velocitas and Velocitas I LLC ("Velo, LLC"), all of our directors are appointees, and affiliates of, Velocitas Partners or Bradley Sacks under the Voting Agreement.  None of our directors is independent for Audit Committee purposes, Bradley Sacks and Arindam Bose would satisfy the general independence requirements of the Nasdaq Stock Market, and Vaidehi Shah, Anish Shah, Arindam Bose, and Oksana Tiedt are not independent under such standards. Although the Company anticipates appointing independent directors in the future, during the rebuilding phase in which the Company finds itself, the Company is not in a position to attract qualified industry and other independent directors. In light of the absence of independent directors to staff the Audit Committee, and limited number of independent directors to staff the other committees, the Board determined in April 2017 to dissolve its committees, revoke its committee charters and have the Board as a whole perform the functions previously performed by the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committees.  The Board believes it is appropriate for the Company not to have a standing Audit, Compensation or Nominating Committee, or a charter for any such committee, in light of the fact that the Company is majority-controlled by affiliates of Velocitas Partners and the Board's belief that expending the capital to expand the Board to include fully independent directors would be an inappropriate use of capital at this stage when the Company has limited revenue and resources to commercialize its existing products.

The Audit Committee, had the responsibility to engage the independent auditors, review and approve the audit fees, supervise matters relating to audit functions and review and set internal policies and procedure regarding audits, accounting and other financial controls. As noted above, our Board presently performs the functions of our Audit Committee.  None of the members of the Board satisfy the independence requirements applicable to audit committees of companies listed on the Nasdaq Stock Market.  The Board has determined that Bradley Sacks meets the definition of an "Audit Committee Financial Expert", as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act.

In April 2017, the charter of the Audit Committee was revoked and the functions of the Audit Committee are being performed by the entire Board.  From January 2017 to April 2017, the members of the Audit Committee were Bradley Sacks and Robert Goldrich.  While in existence during 2017, the Audit Committee held a total of two telephonic meetings and acted by unanimous written consent on one occasion.

The Compensation Committee had responsibility for approval of remuneration arrangements for executive officers of the Company, review and approval of compensation plans relating to executive officers and directors, including grants of stock options under the Company's 2006 Equity Incentive Plan (as amended to date, the "Equity Incentive Plan") and other benefits and general review of the Company's employee compensation policies.

In April 2017, the charter of the Compensation Committee was revoked and the functions of the Compensation Committee are being performed by the entire Board.  From January 2017 to February 2017, the members of the Compensation Committee were Bradley Sacks, Robert Goldrich, and Klaus Kuehne.  From March 2017 to April 2017, the members of the Compensation Committee were Bradley Sacks and Robert Goldrich.  While in effect during 2017, the Compensation Committee did not hold a formal meeting or act by unanimous written consent.

Acting as the Compensation Committee, the Board is responsible for making all compensation decisions for the Company's executive officers including determining base salary and annual incentive compensation amounts, if any, and recommending stock option grants and other stock-based compensation under our equity incentive plans.  Because of the small size of the Company, the Board's processes with respect to compensation are informal.  The Board does not consult with compensation consultants but instead relies upon its familiarity with the Company's financial restraints and the market, including occasional review of publicly available compensation information of other companies, both those of similar size with which we compete and those within our geographic labor market.  The Board did not refer to peer groups as part of its compensation processing 2017 or, to date, 2018.   Our Chief Executive Officer participates in compensation decisions, as a member of the Board, other than her own.  Each of the executive officers engages with the Board (but, if a director, does not vote), with respect to such executive officer's compensation.

The Nominating and Governance Committee was responsible for, among other things, considering potential Board members, making recommendations to the full Board as to nominees for election to the Board, assessing the effectiveness of the Board and implementing the Company's corporate governance guidelines.

In April 2017, the charter of the Nominating and Governance Committee was revoked and the functions of the Nominating and Governance Committee are being performed by the entire Board.  From January 2017 to February 2017, the members of the Nominating and Governance Committee were Bradley Sacks, Robert Goldrich, and Helmut Kerschbaumer.  From March 2017 to April 2017, the members of the Nominating and Governance Committee were Bradley Sacks and Robert Goldrich. While in effect during 2017, the Nominating and Governance Committee held one telephonic meeting.

Executive Officers

The following table sets forth the executive officers of the Company, other than Vaidehi Shah whose information is provided above, along with their respective ages and positions and is as follows:

Name	Age	Position
Terrance Wallberg	63	Vice President, Chief Financial Officer, Secretary, Treasurer

Mr. Terrance Wallberg

Mr. Wallberg has served as our Vice President and Chief Financial Officer since March 2006.  Mr. Wallberg is a Certified Public Accountant and possesses an extensive and diverse background with over 30 years of experience with entrepreneurial/start-up companies.  Prior to joining ULURU Inc., Mr. Wallberg was Chief Financial Officer with Alliance Hospitality Management from 2004 to 2005 and previous to that was Chief Financial Officer for DCB Investments, Inc., a Dallas, Texas based diversified real estate holding company, from 2000 to 2004.  During his five-year tenure at DCB Investments, Mr. Wallberg acquired valuable experience with several successful start-up businesses and dealing with the external financial community.  Prior to DCB Investments, Mr. Wallberg spent 22 years with Metro Hotels, Inc., serving in several finance/accounting capacities and culminating his tenure as Chief Financial Officer.  Mr. Wallberg is a member of the American Society and the Texas Society of Certified Public Accountants and is a graduate of the University of Arkansas, Little Rock.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) ("Section 16(a)") of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of such securities. Directors, officers and 10% holders are required by SEC rules to furnish us with copies of all of the Section 16(a) reports they file.

Based solely on a review of reports furnished to us during the 2017 fiscal year or written representatives from our directors and executive officers, none of our directors, executive officers and 10% holders failed to file on a timely basis reports required by Section 16(a) during the 2017 fiscal year.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2017 and 2016, the total compensation earned by or paid to our current Chief Executive Officer, our former Interim Chief Executive Officer, and our Chief Financial Officer.  These three individuals are referred to in this Report as the "named executive officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)

Vaidehi Shah (1)	2017	83,333	---	---	---	---	2,547	85,880
Chief Executive Officer	2016	---	---	---	---	---	---	---

Helmut Kerschbaumer (2)	2017	---	---	---	---	---	30,000	30,000
Former Interim President & Chief Executive Officer	2016	---	---	---	---	---	105,000	105,000

Terrance Wallberg (3)	2017	149,583	---	---	---	---	7,579	157,162
Vice President & Chief Financial Officer	2016	200,000	---	---	---	---	10,487	210,487

(1)
On February 27, 2017, Ms. Shah was appointed to serve as the Company's Chief Executive Officer and to serve as a member of the Board.  On March 31, 2017, Ms. Shah was appointed to serve as the Chairman of the Board of Directors. During 2017, Ms. Shah earned compensation of $83,333 based upon an annual salary of $100,000 and an effective start date of February 27, 2017.  Ms. Shah is not party to an employment agreement regarding her services as Chief Executive Officer and Chairman of the Board of Directors.

(2)
On February 27, 2017, Mr. Kerschbaumer resigned from his duties as the Company's Interim President and Chief Executive Officer and also from his duties as a member of the Board.  During 2017 and 2016, Mr. Kerschbaumer was party to a consulting agreement providing certain consulting services to the Company and made claims to the Company for compensation of $30,000 and $105,000, respectively, for such services with such amounts being subject to the Company's audit, verification, and approval.  On November 19, 2015, Mr. Kerschbaumer was appointed to serve as the Company's Interim President and Chief Executive Officer and to continue to serve as a member of the Board.  During 2017 and 2016, Mr. Kerschbaumer was not party to an employment agreement regarding his service as Interim President and Chief Executive Officer and did not earn any compensation for such duties.

(3)
During 2017, Mr. Wallberg earned compensation of $149,583 for his duties as Vice President and Chief Financial Officer.  As part of a cost saving program in 2017, Mr. Wallberg agreed to reduce his annual salary from $200,000 to $135,000.  During 2016, Mr. Wallberg's annual salary was $200,000 and he received cash compensation of $205,207 for the year which included certain repayments of temporarily deferred compensation from prior years.

(3)	All Other Compensation includes the following:

Name	Fiscal Year	401(k) Matching Contributions	Life and Disability Insurance	Consulting Agreement	Other	Total
Vaidehi Shah	2017	$2,333	$214	---	---	$2,547
Helmut Kerschbaumer	2017	---	---	$30,000	---	$30,000
Terrance Wallberg	2017	$5,983	$816	---	$780	$7,579

Vaidehi Shah	2016	---	---	---	---	---
Helmut Kerschbaumer	2016	---	---	$105,000	---	$105,000
Terrance Wallberg	2016	$8,208	$748	---	$360	$9,316

Base Salary

The base salary rates for 2018 and 2017 are as follows:

Named Executive Officers	2018 Salary	2017 Salary	Percentage Increase
Vaidehi Shah (1)	$100,000	$100,000	n/a
Terrance Wallberg (2)	$150,000	$135,000	11.1%

(1)
On February 27, 2017, Ms. Shah was appointed to serve as the Company's Chief Executive Officer and to also serve as a member of the Board. On March 31, 2017, Ms. Shah was appointed to serve as the Company's Chairman of the Board.  The Board has determined to maintain the annual base salary for Ms. Shah for 2018 at $100,000 per year.

(2)
During 2017, Mr. Wallberg earned compensation of $149,583 for his duties as the Company's Vice President and Chief Financial Officer.  As part of a cost saving program in 2017, Mr. Wallberg agreed to reduce his annual salary from $200,000 to $135,000.  Effective for 2018, the Board has determined to increase the annual base salary for Mr. Wallberg from $135,000 to $150,000.

Annual Bonus

Set forth below with respect to the named executive officers is information on the maximum bonus anticipated by an incentive bonus plan approved by the Board, if any, and the actual bonus paid with respect to the 2017 fiscal year.

Named Executive Officers	Target Bonus Level	Maximum Bonus Level	2017 Bonus (1)		Percentage of 2015 Base Salary
Vaidehi Shah	50%	100%	$	---	n/a
Terrance Wallberg	30%	60%	$	---	0.0%

(1)	Bonuses are typically paid 50% in cash and 50% in stock. To date, the Board has not determined to provide annual bonuses to any employees related to performance in 2017.

Restricted Stock Awards

To date, the Board has not granted any awards of restricted stock to any of the Company's employees in 2018 (relating to performance in 2017). The Board may meet subsequent to the distribution of this Proxy Statement to determine the restricted stock awards, if any, to be granted to Company employees in 2018 (relating to 2017 performance).

Stock Options

To date, the Board has not granted any stock option awards to any of the Company's employees in 2018 (relating to performance in 2017).  The Board may meet subsequent to the distribution of this Proxy Statement to determine the stock option awards, if any, to be granted to Company employees in 2018 (relating to 2017 performance).

Other Compensation and Personal Benefits

We maintain general broad-based employee benefit plans in which our executives participate, such as health insurance plans, life and disability insurance, and a 401(k) plan.  These benefits are provided as part of the basic conditions of employment for all of our employees. In addition, we believe that providing these basic benefits is necessary for us to attract and retain high-level executives working in our industry and in our geographic area.  We believe that these benefits substantially enhance employee morale and performance.  Our benefit plans may change over time as the Board determines appropriate.

Retirement Benefits

Our executive officers and senior management do not participate in any defined benefit retirement plans such as a pension plan.  We do not have any deferred compensation programs.  As noted above, our executive officers and senior management are eligible for our 401(k) plan, and we match those contributions as described immediately above in "Other Compensation and Personal Benefits".

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held by the named executive officers at December 31, 2017.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price per Share ($)	Option Expiration Date
Terrance Wallberg	02/12/08	5,334	---	$34.65	02/12/2018
	03/20/13	90,000	---	$ 0.33	03/20/2023
	09/25/14	40,000	---	$ 1.15	09/25/2024

Employee Compensation Risks

The Company's management and the Board have assessed the risks associated with our compensation policies and practices for all employees, including non-executive officers.  Based on the results of this assessment, we do not believe that our compensation policies and practices for all employees, including non-executive officers, create risks that are reasonably likely to have a material adverse effect on the Company.

Employment, Severance and Change in Control Agreements

Chief Executive Officer

Vaidehi Shah

On February 27, 2017, the Company appointed Ms. Vaidehi Shah to serve as the Company's Chief Executive Officer and to also serve as a member of the Board.

The Purchase Agreement dated February 27, 2017 (the "Velocitas Purchase Agreement") among the Company, Velocitas and Velo LLC, an affiliate of Velocitas, specified that Ms. Shah's initial compensation would be $100,000 per year.  The Board has determined to maintain the annual base salary for Ms. Shah for 2018 at $100,000 per year.  Ms. Shah is not party to a written employment agreement with the Company, including without limitation any agreement under which Ms. Shah would be entitled to payment of severance or other compensation in connection with a change of control.  The Board has not yet made any determination with respect to Ms. Shah's participation in the Company's Incentive Bonus Plan and Equity Incentive Plan.

Former Chief Executive Officer

Helmut Kerschbaumer

From November 19, 2015 to February 27, 2017, Mr. Kerschbaumer served as the Company's interim President and Chief Executive Officer and also served as a director for the Company.  Mr. Kerschbaumer resigned from his duties pursuant to the Velocitas Purchase Agreement with Velocitas Partners LLC.

During 2017, Helmut Kerschbaumer was party to a consulting agreement for providing services to the Company in the field of operations, marketing, manufacturing, and business development.  The consulting agreement provided consulting fees of $10,000 per month in exchange for delivery of such services.  During 2017, Mr. Kerschbaumer claims to have earned a compensation of $30,000 for such services with such amounts currently being subject to audit and verification by the Company.  The Company has no contractual obligation to Mr. Kerschbaumer related to severance or payment upon a change of control

During 2017, Mr. Kerschbaumer was not granted any awards of restricted stock or stock options under the Company's Equity Incentive Plan and did not participate in the Company's Incentive Bonus Plan.

Chief Financial Officer

Terrance Wallberg

Mr. Wallberg has served as our Vice President and Chief Financial Officer since March 2006.

During 2017, Mr. Wallberg earned compensation of $149,583 for his duties as the Company's Vice President and Chief Financial Officer.  As part of a cost saving program in 2017, Mr. Wallberg agreed to reduce his annual salary from $200,000 to $135,000.  Effective for 2018, the Board has determined to increase the annual base salary for Mr. Wallberg from $135,000 to $150,000.

During 2016, Mr. Wallberg's annual salary was $200,000 and he received cash compensation of $205,207 for the year which included certain repayments of temporarily deferred compensation from prior years.

Mr. Wallberg is eligible to participate in all of our employee benefits programs available to executives.  Mr. Wallberg is also eligible to receive:

▪
a bonus payable in cash and Common Stock, with a target bonus of 30% of his base salary and a maximum bonus of 60% of his base salary, related to the attainment of reasonable performance goals specified by our Board (provided that since the Board has not specified performance goals, such bonus will be granted, or not granted, on a discretionary basis); and

▪	stock options and restricted stock at the discretion of our Board.

During 2017 and 2016, Mr. Wallberg was not granted any awards of restricted stock or stock options under the Company's Equity Incentive Plan or any bonus awards under the Company's Incentive Bonus Plan.

Mr. Wallberg is not party to an executive employment agreement but is party to our standard employee agreements that contain non-solicitation, confidentiality and non-competition covenants, and a requirement for the assignment of certain invention and intellectual property rights to the Company.  The Company has no contractual obligation to Mr. Wallberg related to severance or payment upon a change of control

Potential Payments upon Termination

The following table describes the potential payments upon termination of employment to our current named executive officers, as of December 31, 2017.

Name	Severance Payment Upon Termination (1)
Vaidehi Shah	$8,333
Terrance Wallberg	$12,500

(1)	Represents one-month salary based on base salary as of December 31, 2017.

Uluru 401(k) Plan

We maintain a defined contribution employee retirement plan, or 401(k) plan, for our employees. Our executive officers are also eligible to participate in the 401(k) plan on the same basis as our other employees.  The plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code").  The plan provides that each participant may contribute up to the statutory limit, which was $18,000 and $18,000 for calendar years 2017 and 2016, respectively.  Participants who are 50 years or older can also make additional "catch-up" contributions over and above the statutory limit, which was $6,000 for calendar years 2017 and 2016, respectively.  Under the plan, each participant is fully vested in his or her deferred salary contributions, including any matching contributions by us, when contributed.  Participant contributions are held and invested by the participants in the plan's investment options. The plan also permits us to make discretionary contributions and matching contributions, subject to established limits and a vesting schedule.  In 2017 and 2016, we matched 100% of participant contributions up to the first four percent of eligible compensation.  We intend to match participant contributions at the same levels in 2018.  The Company incurs the administrative costs of our 401(k) plan.

Equity Incentive Plan Information

In March 2006, our Board adopted and our stockholders approved our 2006 Equity Incentive Plan (as amended, the "2006 Plan").  As amended on six occasions, the 2006 Plan provided for the issuance of up to 2,800,000 shares.  As of December 31, 2017, we had granted options to purchase 2,061,167 shares of Common Stock since the inception of the 2006 Plan, of which 150,736 were outstanding at a weighted average exercise price of $4.26 per share, and we had granted awards for 68,616 shares of restricted stock since the inception of the 2006 Plan, of which none were outstanding.  As of March 29, 2016, the 2006 Plan expired by its terms, and no additional awards may be granted thereunder.  The expiration of the 2006 Plan does not affect outstanding awards.

On March 28, 2018, our Board of Directors adopted and approved our 2018 Equity Incentive Plan, which initially provides for the issuance of up to 20,000,000 shares of our Common Stock pursuant to stock options and other equity awards.  A summary of the 2018 Equity Incentive Plan is set forth under Proposal 3 "APPROVAL OF THE ULURU INC. 2018 EQUITY INCENTIVE PLAN".

The following table sets forth the outstanding stock options or rights that have been authorized under equity compensation plans as of December 31, 2017.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2006 Equity Incentive Plan	150,736	$4.26	-0-

Equity compensation plans not approved by security holders	-0-	n/a	-0-

Total	150,736	$4.26	-0-

Certain Relationships and Related Transactions

Set forth below are certain transactions between the Company and related persons that have occurred since January 1, 2017 other than compensation-related transactions, which are described above:

Indemnification Agreements

In accordance with our restated articles of incorporation and our amended and restated bylaws, we have indemnification obligations to our officers and directors for certain events or occurrences, subject to certain limits, while they are serving at our request in their respective capacities. We have a director and officer insurance policy that enables us to recover a portion of any amounts paid for future potential claims. We have also entered into contractual indemnification agreements with each of our officers and directors.

Debt Financing – December 2016, January 2017, and February 2017

On December 15, 2016, January 18, 2017, and February 16, 2017, we issued promissory notes to Velocitas with principal amounts and purchase prices of $20,000, $65,000, and $30,000, respectively.  Each of the promissory notes bore interest at the rate of 6.0% per annum with payment of principal and interest due on the earlier of (i) 180 days from the date of issuance, (ii) the date of closing of any debt or equity financing transaction by and between the Company and Velocitas, or (iii) the payment to the Company of certain invoices due from selected Company distributors.  Each of the promissory notes was secured by a pledge of certain product inventory, and there were no debt issuance costs incurred by the Company.  On February 27, 2017, each of the promissory notes was repaid in connection with the issuance of the Convertible Promissory Note dated February 27, 2017, in the amount of $500,000 (the "Initial Note") under the Velocitas Purchase Agreement.

On February 21, 2017, we issued a promissory note to Kirkwood Investors, Inc. ("Kirkwood") with a principal amount and purchase price of $25,000.  The promissory note bore interest at the rate of 6.0% per annum with payment of principal and interest due on the earlier of (i) 60 days from the date of issuance, (ii) the date of closing of any debt or equity financing transaction by Uluru, or (iii) no later than two days after receiving written request by Kirkwood.  The promissory note was secured by a pledge of certain product inventory and accounts receivables and there were no debt issuance costs incurred by the Company.  The Company's Vice President and Chief Financial Officer, Terrance Wallberg, is President and sole shareholder of Kirkwood.  On February 27, 2017, the outstanding promissory note to Kirkwood was repaid in connection with the issuance of the Initial Note under the Velocitas Purchase Agreement.

Debt Financing and Preferred Stock Offering – March 2017

On February 27, 2017, the Company entered into the Velocitas Purchase Agreement under which the Company received gross proceeds of $6,000,000, in two closing with the initial closing occurring on February 27, 2017 and the second closing occurring on March 31, 2017, which we refer to as the "March 2017 Offering".

The first closing, which occurred on February 27, 2017, included the purchase by Velocitas at face value of the $500,000 Initial Note, with the Initial Note accruing interest at 12.5% per annum and having a term of two years (subject to acceleration under certain circumstances).

The second closing, which occurred on March 31, 2017, included the purchase by Velocitas at face value of an additional $500,000 Secured Convertible Note, dated March 31, 2017, (the "Second Note") with the Second Note accruing interest at 12.5% per annum and having a term of two years (subject to acceleration under certain circumstances), and Velo LLC purchasing 1,250 shares of Series B Convertible Preferred Stock of the Company for gross proceeds of $5,000,000, at an as-converted-to-Common Stock purchase price of $0.04 per share.

The Initial Note and the Second Note are convertible into shares of Common Stock at a conversion price of $0.04 per share, subject to equitable adjustments, with mandatory conversion of all unpaid principal and interest required on the second anniversary of each such note, unless an event of default has occurred and is continuing.  The Initial Note and the Second Note are secured by all of the assets of the Company and its subsidiaries pursuant to a Security Agreement executed at the initial closing.

The Series B Convertible Preferred Stock that was issued in connection with the second closing provided, among other things, that it would automatically convert into Common Stock if the number of authorized shares of Common Stock is increased within 190 days of the second closing as necessary to permit all outstanding convertible or exercisable securities (including the Series B Convertible Preferred Stock) to convert to Common Stock. Following stockholder approval of an amendment to our articles of incorporation increasing the number of authorized shares of Common Stock from 200,000,000 shares to 750,000,000 shares, the Company filed on July 26, 2017 with the State of Nevada an amendment to its articles of incorporation implementing such increase.  This resulted in the conversion of all 1,250 outstanding shares of Series B Convertible Preferred Stock held by Velo LLC into 125,000,000 shares of Common Stock.

As a condition of the March 2017 Offering, the Company issued to Velocitas at the second closing a warrant to purchase up to 57,055,057 shares of Common Stock (the "Warrant").  The Warrant has an exercise price of $0.04 per share, a 10-year term and is subject to cashless exercise. In addition, at the second closing, the Company acquired the Altrazeal distributor agreements Velocitas had with its sub-distributors in exchange for the issuance of 13,375,000 shares of Common Stock.

The Company, Velocitas, Velo LLC, and certain affiliates also signed a Voting Agreement (the "Voting Agreement") pursuant to which the parties agreed to set the size of the Board of Directors at six directors, and agreed to vote for the election to the Board of Directors of four persons designated by Velocitas (initially to be Anish Shah, Oksana Tiedt, Vaidehi Shah and Arindam Bose), one director designated by Bradley Sacks and one additional director designated by a major investor or by the Board of Directors.  In addition, the parties to the Voting Agreement agreed to vote in favor of a proposal to amend the Company's articles of incorporation to increase the authorized shares as required to permit the conversion of the Series B Convertible Preferred Stock.

In addition, the Company, Velocitas, Velo LLC, and certain affiliates entered into an Investor Rights Agreement (the "Investor Rights Agreement") that provides the parties thereto with demand, Form S-3 and piggy back registration rights, Rule 144 information rights, and a right of first offer (or preemptive rights) in connection with future sales of securities by the Company (subject to standard exceptions).  The Investor Rights Agreement includes indemnification obligations associated with the registration rights.  Michael Sacks and Bradley Sacks and affiliates are parties to the Investor Rights Agreement, in part in exchange for the termination by certain of such persons and The Punch Trust of a Registration Rights Agreement dated as of January 31, 2014.

Product Orders

In March 2017, the Company received a product order from Velocitas GmbH for the shipment of Altrazeal 0.75 blisters with a net retail value of approximately $130,000.  Oksana Tiedt is the managing director of Velocitas GmbH and Oksana Tiedt and Vaidehi Shah are the managing members of Velocitas Partners LLC that is the beneficial owner of 10% or more of Velocitas GmbH.

Related Party Services

Starting in April 2017, the Company entered into a service agreement with Velocitas GmbH whereby Velocitas GmbH will be providing the Company with support for operations, logistics, manufacturing, and other services as may be needed at an annual fee of $250,000 plus reimbursement for agreed upon operating expenses.  Oksana Tiedt is the managing director of Velocitas GmbH and Oksana Tiedt and Vaidehi Shah are the managing members of Velocitas Partners LLC that is the beneficial owner of 10% or more of Velocitas GmbH. No officer or director of the Company has a specific contractual right to be compensated or received distributions out of such annual fee; however, Velocitas GmbH has indicated that the fee is being used in part to compensate Oksana Tiedt and Anish Shah, both directors of the Company, for services they are providing in the name of Velocitas GmbH related to the expansion of the Company's business, in addition to paying a portion of Velocitas GmbH's overhead.

Change of Control

The second closing of the transaction contemplated by the Velocitas Purchase Agreement on March 31, 2017, and in particular the acquisition by Velo LLC of the Series B Convertible Preferred Stock (subsequently converted into Common Stock) and the execution of the Voting Agreement, represented a change of control of the Company.  Velocitas has the right under the Voting Agreement to appoint a majority of the directors of the Company.  In addition, Velo, LLC and Velocitas collectively had the right to vote 138,375,000 of the outstanding shares of Common Stock as of the record date for this meeting and, assuming conversion of all notes and exercise of all warrants held by Velocitas, 78.0% of the 286,794,913 shares of Common Stock that would be outstanding following such conversion.  The proceeds for such change of control were $1,000,000 contributed by Velocitas and its owners and $6,000,000 contributed by Velo, LLC and its numerous owners, substantially all of which are not affiliates of Velocitas.  Velocitas and Velo, LLC are managed by a Board of Managers of Velocitas comprised of Oksana Tiedt, Vaidehi Shah and Anish Shah.

DIRECTOR COMPENSATION

Each director who is not also our employee is entitled to receive stock option awards to purchase a number of shares of our Common Stock, as determined by the Board.  In addition, we reimburse each director, whether an employee or not, the expenses of attending Board and committee meetings.  The Board did not grant any stock option awards to the directors for their services during 2017.

Compensation

Other than Vaidehi Shah, Helmut Kerschbaumer, and Terrance Wallberg, whose compensation is disclosed above, the following table sets forth information regarding the compensation we paid to our directors in 2017:

Name	Fee Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total
Robert Goldrich (2)	---	---	$ ---	---	---	$ ---
Klaus Kuehne (3)	---	---	$ ---	---	$30,000	$ 30,000
Bradley Sacks (4)	---	---	$ ---	---	---	$ ---
Anish Shah	---	---	$ ---	---	---	$ ---
Arindam Bose	---	---	$ ---	---	---	$ ---
Oksana Tiedt	---	---	$ ---	---	---	$ ---

(1)	The Board did not grant any stock option awards to the directors for their services during 2017 and 2016.
(2)	Mr. Goldrich served as a director of the Company from September 25, 2015 to March 31, 2017.
(3)
Mr. Kuehne resigned as a director of the Company on February 27, 2017. During 2017 and 2016, Mr. Kuehne was party to a consulting agreement providing certain consulting services to the Company and made claims to the Company for compensation of $30,000 and $105,000, respectively, for such services with such amounts being subject to the Company's audit, verification, and approval.

(4)
Mr. Sacks was appointed to serve as a director of the Company on July 20, 2015 and on November 19, 2015 was appointed to serve as Chairman of the Board. On March 31, 2017, Mr. Sacks resigned as Chairman of the Board but continues to serve as a director.

REPORT OF THE AUDIT COMMITTEE

Prior to April 2017, the Audit Committee of the Board operated under a written charter adopted by the Board.  In April 2017, the Board dissolved the Audit Committee, revoked its committee charter and had the Board as a whole perform the functions previously perform by the Audit Committee.

In discharging its oversight responsibility as to the audit process, the Board of Directors functioning as the Audit Committee obtained from the Company's independent accountants the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Board functioning as the Audit Committee discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to that firm's independence.

The Board functioning as the Audit Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended and adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based upon the review of materials and discussions referred to in the preceding paragraphs and discussions with management, and the Board functioning as the Audit Committee's review of the representations of management, and the report of the independent accountants to the Board functioning as the Audit Committee, the Board functioning as the Audit Committee recommended to the Board that the Company include the audited consolidated financial statements in its Annual Report on Form 10-K for the 2017 fiscal year for filing with the SEC.

BOARD OF DIRECTORS, functioning as the Audit Committee

Vaidehi Shah, Chairman Anish Shah Arindam Bose Bradley Sacks Oksana Tiedt

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based solely upon information made available to us, the following tables set forth certain information with respect to the beneficial ownership of the Company's Common Stock as of April 15, 2018, as to (1) each person (or group of affiliated persons) who is known by us to own beneficially more than 5% of the respective class or series of stock; (2) each of our directors; (3) each named executive officer; and (4) all directors and executive officers of the Company as a group.

We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, except as noted.  Unless otherwise indicated, the address of each stockholder listed in the table is c/o ULURU Inc., 4410 Beltway Drive, Addison, Texas 75001.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities.  All shares of capital stock subject to options, warrants or rights of conversion exercisable within 60 days of April 15, 2018 are deemed to be outstanding and beneficially owned by the persons holding those options, warrants or rights of conversion for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person.  They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 201,349,431 shares of Common Stock outstanding as of April 15, 2018.

Beneficial Ownership of Common Stock

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class

5% or Greater Stockholders:
Velocitas Affiliate Group (1)(3)	223,820,482	78.0%
Sacks Affiliate Group (2)(3)(4)	30,603,450	14.2%

Directors and Named Executive Officers:
Vaidehi Shah, Chairman, Chief Executive Officer (5)	---	---
Anish Shah, Director (5)	---	---
Arindam Bose, Director (5)	---	---
Bradley Sacks (2)(6)	552,960	*
Oksana Tiedt, Director (5)	---	---
Terrance Wallberg, Chief Financial Officer, Vice President (7)	1,656,781	*

Directors and Executive Officers as a Group (6 persons) (8)	2,209,741	1.1%

* Less than 1% of the total outstanding Common Stock.

(1)
The Velocitas Affiliate Group includes Velocitas Partners LLC and Velocitas I LLC.  The address for the Velocitas Affiliated Group is 2101 Duck Hunter Point, Florence, South Carolina.  Velocitas Partners LLC is managed by a three-person Board of Managers, and voting, acquisition and disposition decisions require the approval of a majority of the managers.  Velocitas Partners LLC holds 13,375,000 shares of Common Stock directly, 57,055,057 shares of Common Stock issuable on exercise of a warrant, and 28,390,425 shares of Common Stock issuable on conversion of $1,000,000 in principal and $135,617 in accrued interest due on two convertible notes.  Velocitas I LLC holds 125,000,000 shares of Common Stock directly.

(2)
The address for Michael Sacks ("M Sacks") is 11th Floor, Sandton City Office Towers, Sandhurst, Ext 3, Sandton, 2196, South Africa.  M Sacks is the father of Bradley Sacks ("B Sacks").  As disclosed in the Schedule 13D/A, filed by M Sacks with the Securities and Exchange Commission on March 2, 2017, M Sacks, B Sacks and Centric Capital Ventures LLC ("Centric") may be deemed to be a "group" within the meaning of Rule 13d-5(b) under the Exchange Act, however, M Sacks disclaims any beneficial ownership in the shares of Common Stock beneficially owned by B Sacks and Centric. B Sacks and Centric disclaim any beneficial ownership in the shares of Common Stock beneficially owned by M Sacks.  M Sacks beneficially owns 30,050,490 shares of Common Stock, which includes warrants to purchase 14,025,245 shares of Common Stock. Centric directly beneficially owns 552,960 shares of Common Stock, which includes warrants to purchase 266,480 shares of Common Stock, and by virtue of his control of Centric as its Managing Member, B Sacks is deemed to beneficially own such 552,960 shares of Common Stock.

(3)
Pursuant to the Voting Agreement, the Velocitas Affiliate Group and the Sacks Affiliate Group may be deemed to have formed a "group" within the meaning of Section 13(d)(c) of the Exchange Act.  As such, the "group" could be considered to have shared voting power of 237,401,032 shares of Common Stock.

(4)
M Sacks is party to an Equalization Agreement, dated January 31, 2014, with IPMD GmbH and The Punch Trust.  Pursuant to the Equalization Agreement, IPMD is required to transfer a certain number of shares of Company Common Stock to M Sacks and The Punch Trust that IPMD related entities receive from certain strategic transactions involving such entities and the Company.  Currently, the parties to the Equalization Agreement are evaluating their obligations thereunder, and any effect on beneficial ownership has not been reflected in the Table.

(5)	The address for this director or executive officer is 2101 Duck Hunter Pointe, Florence, South Carolina 29501.
(6)
The address for Centric and B Sacks is 590 Madison Avenue, Floor 18, New York, NY 10022. B Sacks is the Managing Member of Centric and has sole voting and investment power with respect with to the Common Stock held by Centric.  Includes 266,480 shares of Common Stock issuable on exercise of warrants and nil shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days of May 31, 2017.

(7)
Includes 701,262 shares of Common Stock issuable on exercise of warrants and 130,000 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 2018.

(8)
Includes 967,742 shares of Common Stock issuable on exercise of warrants, and 130,000 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days of April 15, 2018.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The appointment of independent auditors is approved annually by the Board acting as the Audit Committee and ratified by our stockholders. Acting as the Audit Committee, the Board reviews and approves both the audit scope and estimated fees for professional services for the coming year. The Board has authorized the engagement of MaloneBailey LLP ("Malone Bailey") to serve as our independent auditors for the year ending December 31, 2018.

Prior to Malone Bailey, Montgomery Coscia Greilich LLP ("MCG"), served as the Company's independent registered public accounting firm from January 4, 2017 to April 24, 2018.  Prior to MCG, Lane Gorman Trubitt, LLC served as the Company's independent registered public accounting firm from March 29, 2007 to September 30, 2016.  We do not expect representatives of MCG or Malone Bailey to be present at the Annual Meeting and, as a result, such auditors will not have an opportunity to make a statement or respond to questions.

Audit and Non-Audit Fees

The following table summarizes the fees billed by our principal independent auditors for each of our last two fiscal years.  For fiscal 2017 and 2016, audit fees include amounts billed by MCG.  All other audit and audit related services listed in the following table were provided by MCG except for the review of our quarterly financials for 2016 by Lane Gorman Trubitt, LLC.

	Years Ended December 31,
Nature of Service	2017		2016
Audit fees (1)		$42,206		$42,728
Audit related fees (2)		$28,413		$17,665
Tax fees (3)	$	---	$	---
All other fees (4)		$6,513		$14,147

(1)
Consists of fees billed for the audit of our annual financial statements, review of our Form 10-K, and services that are normally provided by the accountant in connection with year-end statutory and regulatory filings or engagements.

(2)
Consists of fees billed for the review of our quarterly financial statements, review of our Forms 10-Q and 8-K and services that are normally provided by the accountant in connection with non-year end statutory and regulatory filings and engagements.

(3)
Consists of fees and professional services for tax compliance, tax advice, and tax planning.  The Company does not use its principal accountants to provide tax services.  McGuiness and Hodavance, CPA billed $1,500 and $1,500 for tax return preparation for 2017 and 2016, respectively.

(4)
The services provided by our principal accountants within this category consisted of advice and other services relating to SEC matters, registration statement review, internal controls, accounting issues and client conferences.  MCG billed $788 for registration statement review in 2017 and $2,100 for internal controls consulting in 2016.  Saville, Dodgen and Company, PLLC billed $5,725 and $5,000 for internal controls consulting for 2017 and 2016, respectively.  Lane Gorman billed $7,047 for registration statement review in 2016.

Changes in Independent Auditors

Termination of Auditor Relationship

On April 24, 2018, the Company terminated the engagement of Montgomery Coscia Greilich LLP ("MCG"), the Company's current independent registered public accounting firm with respect to the fiscal year ended December 31, 2017.

MCG's reports on the Company's financial statements for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion, and neither such report was qualified or modified as to uncertainty, audit scope, or accounting principle.  During the fiscal years ended December 31, 2017 and December 31, 2016 and through April 24, 2018, (i) there were no disagreements with MCG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of MCG, would have caused MCG to make reference thereto in its reports on the financial statements for such years, and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, other than the material weakness in the internal control over financial reporting due to lack of segregation of  duties due to the small size of our management team that was previously reported in the Company's Form 10-K for the fiscal years ended December 31, 2017 and 2016.

The Company provided MCG with a copy of the above disclosures. A copy of MCG's letter to the U.S. Securities and Exchange Commission required by Item 304(a) of Regulation S-K was included as included as Exhibit 16.1 to the Current Report on Form 8-K filed by the Company on April 24, 2018.

Appointment of Auditor

On April 24, 2018, the Company engaged MaloneBailey, LLP ("Malone Bailey") to serve as the Company's independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2018 as well as to perform review services in regards to the quarterly financial information of the Company included in its Quarterly Reports on Form 10-Q for 2018.  This engagement was approved by the Board of Directors acting as the Audit Committee.

During the years ended December 31, 2017 and 2016, and the interim period through April 24, 2018, neither the Company nor anyone acting on its behalf consulted with Malone Bailey regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) or reportable event (as described in Item 304(a)(1)(v)) of Regulation S-K.

Pre-Approval Policy of Audit and Non-Audit Services

All audit engagement fees and services, and all permissible non-audit engagement fees and services with the independent auditor, must be approved by the Board functioning as the Audit Committee.  The Board functioning as the Audit Committee provides a general pre-approval of certain audit and non-audit services on an annual basis.  The types of services that may be covered by a general pre-approval include other audit services, audit-related services, tax services and permissible non-audit services.  If a type of service is not covered by the general pre-approval, the Board functioning as the Audit Committee must review the service on a specific case-by-case basis and pre-approve it if such service is to be provided by the independent auditor.  For both types of pre-approval, the Board functioning as the Audit Committee will consider whether such services are consistent with the Securities and Exchange Commission's rules on auditor independence.  All services of the independent auditor were approved by the Board functioning as the Audit Committee in 2017, and no approval was made in reliance on the Company's pre-approval policy.

THE BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF MALONE BAILEY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY WILL BE VOTED FOR THE RATIFICATION OF THE APPOINTMENT OF MALONE BAILEY LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

RATIFICATION BY STOCKHOLDERS IS NOT REQUIRED.  IF PROPOSAL 2 IS NOT APPROVED BY THE STOCKHOLDERS, THE BOARD DOES NOT PLAN TO CHANGE THE APPOINTMENT FOR FISCAL YEAR 2018 BUT WILL CONSIDER SUCH VOTE IN SELECTING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2019.

PROPOSAL 3

APPROVAL OF THE ULURU INC. 2018 EQUITY INCENTIVE PLAN

We are asking stockholders to approve the ULURU Inc. 2018 Equity Incentive Plan (the "2018 Plan"), which was approved by the Board and became effective on March 28, 2018.  The 2018 Plan is being submitted to the stockholders at the Annual Meeting in order that incentive stock options may be granted thereunder and as a matter of good corporate governance.  The 2018 Plan is intended to replace the 2006 Plan, which expired by its own terms in May 2016.

The Board believes that it is both desirable and appropriate for a meaningful portion of the compensation of employees, directors, and service providers to continue to be paid in the form of equity. Equity-based compensation aligns the interests of employees, directors, and service providers with those of stockholders. If the stockholders fail to approve the 2018 Plan, the Company will not be able to grant incentive stock options under the 2018 Plan, and the Board will evaluate whether to continue, modify or terminate the 2018 Plan going forward.

It has been our practice to grant equity awards to our employees, directors, and service providers with various vesting periods based upon the circumstances for each award.

Summary of the 2018 Plan

The following summary of the material features of the 2018 Plan is subject to the full text of the 2018 Plan that is contained in Appendix A to this Proxy Statement.

Plan Term:	Ten years from date of Board approval.
Eligible Participants:
Employees, directors and consultants selected by the Committee, which shall be the Compensation Committee at any time such committee exists and otherwise the Board.  As of April 15, 2018, the Company estimates that there are two employees, five directors and ten consultants potentially eligible for awards under the 2018 Plan.  The number of eligible persons may fluctuate from time to time.

Shares Authorized:	20,000,000 shares of Common Stock, subject to certain adjustments.
Market Value	As April 20, 2018, the closing bid price for a share of our Common Stock was $0.05.
Shares Authorized as a Percentage of Outstanding Common Stock:	Approximately 9.9% of outstanding shares as of April 20, 2018.
Award Types:
(1) Incentive stock options, (2) non-qualified stock options, (3) restricted stock, (4) restricted stock units, (5) other share-based awards, (6) stock appreciation rights and (7) performance awards, including annual and long-term cash awards.  Other than options, which are always settled in shares of Common Stock, awards may be paid in cash or stock as determined by the Committee.

Limits on Option Term:	The maximum permitted term of any stock option or stock appreciation right under the 2018 Plan is ten years.
Share Counting:
If any shares subject to an award are forfeited, an award expires or an award is settled for cash (in whole or in part), the shares of Common Stock subject to such award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for awards under the 2018, except for the following shares, which shall not be returned to the shares of Common Stock available under the 2018 Plan: (i) shares tendered by the participant or withheld by the Company in payment of the purchase price of an option, or to satisfy any tax withholding obligation with respect to an award; and (ii) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.

Additionally, awards and shares under a shareholder approved plan of an acquired company do not count against the 2018 Plan share maximum.

In the event the outstanding shares of Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, the maximum number of shares available for issuance under the 2018 Plan will be proportionately adjusted.

Vesting:	Vesting will be determined by the Committee at time of each grant.
Change of Control:
In the event of a Change in Control, unless otherwise provided in an award agreement or determined by the Committee in connection with the Change in Control: (a) Unless the awards are assumed by the purchaser, options and stock appreciation rights outstanding as of the date of the Change in Control will be cancelled and terminated without payment therefor if the exercise price is greater than the fair market value of the Common Stock; performance awards will be considered to be earned and payable (either in full or pro rata based on the portion of performance period completed as of the date of the Change in Control)

In addition, in connection with a Change in Control, subject to any express non-discretionary provisions in an award agreement addressing a Change in Control, the Committee will, in its sole discretion and to the extent possible under the structure of the Change of Control, select one of the following alternatives for treating each outstanding award (other than performance awards):
• cause the successor company to assume the award (and the Committee may, or may not, accelerate vesting and remove restrictions);
• cause any awards to terminate effective upon a Change in Control by providing the holders of such Awards at least 10 days written notice of the Change in Control and the intent to terminate such Awards upon the Change in Control (and the Committee may, or may not, accelerate vesting and remove restrictions); or
• cause awards to be redeemed at net value using cash or other property (and the Committee may, or may not, accelerate vesting and remove restrictions).

Amendments:
The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the stock market on which the Common Stock is then traded.

Administration:
The 2018 Plan will be administered by the Committee, which shall be the Compensation Committee at any time such committee exists and otherwise the Board. The Committee has the authority to interpret and construe all provisions of the 2018 Plan and to make all decisions and determinations relating to the operation of the 2018 Plan, including the authority and discretion to: (i) select the individuals to receive stock option grants or other awards; (ii) determine the time or times when stock option grants or other awards will be granted and will vest; and (iii) establish the terms and conditions upon which awards may be exercised.

Stock Options:
The Committee may from time to time award options to any participant subject to the limitations described above.  Stock options give the holder the right to purchase shares of the Common Stock within a specified time at a specified price.  Two types of stock options may be granted under the 2018 Plan: incentive stock options, or "ISOs," which are subject to special tax treatment as described below, and non-qualified options, or "NSOs."  Eligibility for ISOs is limited to employees of the Company and its subsidiaries.  The exercise price of an option cannot be less than the fair market value of a share of Common Stock at the time of grant.  The expiration dates of options cannot be more than ten years after the date of the original grant.  Prior to the issuance of shares upon the exercise of an option, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

Notwithstanding the designation of an option as an ISO, if the aggregate fair market value of shares of common stock (determined as of the date the option is granted) subject to an ISO (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code) exercisable for the first time by a participant during any calendar year exceeds $100,000, the portion of the option or options not exceeding $100,000, to the extent of whole shares, will be treated as an ISO and the remaining portion of the option or options will be treated as an NSO.

Stock Appreciation Rights
The Committee may grant stock appreciation rights under the 2018 Plan.  A stock appreciation right entitles the holder upon exercise to receive an amount in cash, shares of Common Stock, other property, or a combination thereof (as determined by the Committee), computed by reference to appreciation in the value of the Common Stock.  The grant date value of a stock appreciation right against which appreciation is determined cannot be less than the fair market value of a share of Common Stock at the time of grant except for subsequently granted tandem stock appreciation rights and stock appreciation rights granted in exchange for outstanding options.  The expiration date of a stock appreciation right cannot be more than seven years after the date of the original grant.  Prior to the issuance of shares upon the exercise of a stock appreciation right, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

Restricted Stock:
The Committee may grant restricted shares of Common Stock ("restricted stock") to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as the Committee shall determine in its discretion.  Awards of restricted stock may be made in exchange for services or other lawful consideration.  Generally, awards of restricted stock are subject to the requirement that the shares be forfeited to the Company unless specified conditions are met relating to continued service or attainment of performance goals.  Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a shareholder of the Company, including the right to vote the shares.

Restricted Stock Units
The Committee may grant units having a value equal to an identical number of shares of Common Stock to such persons, in such amounts, and subject to such terms and conditions (including the attainment of performance criteria) as the Committee shall determine in its discretion.  If the vesting requirements specified by the Committee are met, the grantee of such units will receive shares of Common Stock, cash, other property, or any combination thereof, as determined by the Committee, equal to the fair market value of the corresponding number of shares of Common Stock.  A holder of restricted stock units has no voting rights or rights to receive dividends or dividend equivalent amounts with respect to such restricted stock units.

Other Share-Based Awards
The C Committee has the authority to create awards under the 2018 Plan, including awards of unrestricted stock, in addition to those specifically described in the 2018 Plan.  These awards must be valued in whole or in part by reference to, or must otherwise be based on, the shares of Common Stock (or the cash equivalent of such shares).  These awards may be granted either alone, in addition to, or in tandem with, other awards granted under the 2018 Plan and/or cash awards made outside the 2018 Plan.  Each other share-based award will be evidenced by an award agreement that will specify terms and conditions as the Committee may determine.

Performance Awards
The Committee may also make awards of performance shares, performance units, or performance-based cash bonuses, subject to the satisfaction of specified performance criteria.  Performance awards may be paid in shares of Common Stock, cash, other property, or any combination thereof, as determined by the Committee.  Certain non-exclusive performance criteria that may be designated as vesting targets as set forth in the 2018 Plan.

Dividend Equivalents
Awards other than options and stock appreciation right may, if determined by the Committee, provide that the participant will be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to cash, stock, or other property dividends declared with respect to shares of Common Stock covered by an award.  The Committee may provide that such amounts will be deemed to have been reinvested in additional shares of Common Stock or otherwise, and that they are subject to the same vesting or performance conditions as the underlying award.  Any dividends or dividend equivalents provided with respect to performance awards or restricted stock, restricted stock unit or other share-based awards that are subject to the attainment of specified performance goals will be subject to the same restrictions and risk of forfeiture as the underlying awards.

Section 162(m) Provisions
Under Section 162(m) of the Code, the annual compensation paid to a publicly-traded corporation's named executive officers (other than the principal or chief financial officer) may not be deductible to the extent it exceeds $1 million for any such named executive officer.

Nontransferability of Awards
No awards under the 2018 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, are transferable other than by will or the laws of descent and distribution, and an award may be exercised during the participant's lifetime only by the participant or the participant's estate, guardian or legal representative, except that the Committee may provide in an award agreement that a participant may transfer an award to certain family members, family trusts, or other family-owned entities, or for charitable donations under such terms and conditions determined by the Committee.

New Plan Benefits

It is not possible at this time to determine the benefits or amounts of awards that will be made in the future under the 2018 Plan. However, the Board intends to provide certain employees, directors, and service providers with equity compensation for 2018 and beyond.

Certain Federal Income Tax Consequences

Tax Consequences to Participants

The following is a brief summary of certain United States federal income tax consequences relating to awards under the 2018 Plan.  This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences.  The tax information summarized is not tax advice.

Nonqualified Stock Options ("NSOs").  In general, (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares of Common Stock and the fair market value of the shares, on the date of exercise; and (iii) at the time of sale of shares of Common Stock acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on whether the shares have been held for more than one year.

Incentive Stock Options ("ISOs").  No income will be recognized by an optionee upon the grant of an ISO.  In general, no income will be recognized upon the exercise of an ISO for regular income tax purposes.  However, the difference between the option price paid and the fair market value of the shares at exercise may constitute a preference item subject to or triggering alternative minimum tax.  If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no sale, transfer by gift or other disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares.  Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights.  No income will be recognized by a participant in connection with the grant of a stock appreciation right.  When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any shares of Common Stock or other property received on the exercise.

Restricted Stock.  The recipient of restricted shares of Common Stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (the "Restrictions").  At such time, the recipient will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares).  However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares.  Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon whether the shares have been held for more than one year.  If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

Restricted Stock Units.  Generally, no income will be recognized upon the award of restricted stock units.  The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on any cash received and the fair market value of any unrestricted shares of Common Stock or other property on the date that such amounts are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units).

Performance Awards.  No income generally will be recognized upon the grant of a performance award.  Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any non-restricted shares of Common Stock or other property received.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the amount (i) meets the test of reasonableness, (ii) is an ordinary and necessary business expense, (iii) is not an "excess parachute payment" within the meaning of Section 280G of the Code, and (iv) is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

Employee Compensation Plan Information

In March 2006, the Board adopted and our stockholders approved the 2006 Plan which, as amended, related to a total of 2,800,000 shares.  As of December 31, 2017, we had granted options to purchase 2,061,167 shares of Common Stock since the inception of the 2016 Plan, of which 150,736 were outstanding at a weighted average exercise price of $4.26 per share, and we had granted awards for 68,616 shares of restricted stock since the inception of the 2016 Plan, of which none were outstanding.  As of March 29, 2016, the 2016 Plan expired by its terms, and no additional awards may be granted thereunder.  The expiration of the 2016 Plan does not affect outstanding awards.

On March 28, 2018, our Board adopted and approved our 2018 Equity 2016 Plan which initially provides for the issuance of up to 20,000,000 shares of our Common Stock pursuant to stock options and other equity awards.

The following table sets forth the outstanding stock options or rights that have been authorized under equity compensation plans as of December 31, 2017.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2006 Equity Incentive Plan	150,736	$4.26	-0-

Equity compensation plans not approved by security holders	-0-	n/a	-0-

Total	150,736	$4.26	-0-

UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY WILL BE VOTED FOR THE APPROVED OF THE 2018 EQUITY INCENTIVE PLAN.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDER VOTE FOR THE APPROVAL OF THE ULURU INC. 2018 EQUITY INCENTIVE PLAN.

o OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (i) any matters not within the knowledge of the Board as of the date of this Proxy Statement should properly come before the Annual Meeting; (ii) a person not named herein is nominated at the Annual Meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (iii) any proposals properly omitted from this Proxy Statement and the form of proxy, subject to applicable laws and our Articles of Incorporation and Bylaws, should come before the Annual Meeting; or (iv) any matters should arise incident to the conduct of the Annual Meeting, then the proxies will be voted by the persons named in the enclosed form of proxy, or their substitutes acting thereunder, in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING

The Board will make provisions for the presentation of proposals at the Company's 2019 annual meeting submitted by eligible stockholders who have complied with the relevant rules and regulations of the SEC and the Company's bylaws.  In accordance with the SEC rules, a proposal must normally be received at the Company's principal executive offices not less than 120 calendar days before the anniversary of the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting, or December 31, 2018.  To be included in our proxy materials solicited for the 2019 annual meeting, your proposal must satisfy the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

In addition, our bylaws require that any stockholder seeking to present a proposal at the 2019 annual meeting or nominate a candidate for election to the Board at the 2019 annual meeting, must give complete and timely written notice to the Secretary of the Company.  To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary of the preceding year's annual meeting of stockholders; provided, however, if the date of the 2019 annual meeting is advanced more than 30 days prior to such anniversary date, the proposal or nomination must be received no later than the later of 70 days prior to the date of the meeting and the 10th day following the day on which public announcement of the date of the meeting is made.  Moreover, any such notice must include, among other things, (i) the information required to be disclosed in solicitations of proxies with respect to the matter pursuant to Regulation 14A of the Exchange Act, (ii) a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, (iii) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by certain affiliates of such stockholder, (iv) any material interest of the stockholder or any such affiliate in such business, including all arrangements, agreements and understandings with the stockholder or such affiliate in connection with the proposed business.

If a stockholder desires to nominate a person for election as a director, the stockholder is required to provide in such notice, among other things, (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (ii) the name and address, as they appear on the Company's books, of such stockholder, (iii) the class and number of shares of the Company which are, directly or indirectly, held of record or are beneficially owned by such stockholder or by certain affiliates of such stockholder and (iv) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any such affiliate has the right to vote any security of the Company.  If any stockholder's proposal or nomination is not timely and properly made in accordance with the procedures set forth in the Company's bylaws then it will be defective and may not be brought before the Company's 2019 annual meeting.

Pursuant to rules adopted by the Commission, if a shareholder intends to propose any matter for a vote at the Company's annual meeting of shareholders to be held in 2019, but fails to notify the Company of that intention prior to the earlier of March 16, 2019, and a reasonable time prior to the Company first sends its proxy materials to its stockholders, then a proxy solicited by the Board may be voted on that matter in the discretion of the proxy holder, without discussion of the matter in the Proxy Statement soliciting the proxy and without the matter appearing as a separate item on the proxy card.

UNDERTAKING TO PROVIDE FORM 10-K

Our Annual Report on Form 10-K for the 2017 fiscal year is available without charge to each stockholder, upon written request to the Company, c/o Investor Relations, at our principal executive offices at 4410 Beltway Drive, Addison, Texas 75001 and is also available on our website at http://www.uluruinc.com under the heading "Investors".

Annex A

ULURU Inc.
2018 EQUITY INCENTIVE PLAN
ULURU Inc., a Nevada corporation (the "Company"), hereby establishes and adopts the following ULURU Inc. 2018 Equity Incentive Plan (the "Plan").

1.	PURPOSE OF THE PLAN

 The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company's success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.	DEFINITIONS

 2.1. "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

 2.2. "Award Agreement" shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

 2.3. "Board" shall mean the board of directors of the Company.

 2.4. "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

 2.5. "Committee" shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder.  The Committee shall consist of no fewer than two Directors, each of whom is: (i) a "Non-Employee Director" within the meaning of Rule 16b-3 of the Exchange Act; and (ii) an "independent director" for purpose of the rules of the applicable Securities Exchange on which the Shares are traded, to the extent required by such rules.  Notwithstanding the foregoing, at any time there is no Compensation Committee of the Board, "Committee" shall refer to the Board.

 2.6. "Consultant" shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person: (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital‑raising transaction; (ii) does not directly or indirectly promote or maintain a market for the Company's securities; and (iii) otherwise qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

 2.7. "Director" shall mean a director of the Company or a Subsidiary, or a person holding an equivalent position in a Subsidiary that is not a corporation.

 2.8. "Dividend Equivalents" shall have the meaning set forth in Section 12.5.

 2.9. "Employee" shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

 2.10. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

 2.11. "Fair Market Value" shall mean, with respect to Shares as of any date: (i) the closing price of the Shares as reported on the securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

 2.12. "Incentive Stock Option" shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

 2.13. "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

 2.14. "Other Share-Based Award" shall have the meaning set forth in Section 8.1.

 2.15. "Participant" shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

 2.16. "Payee" shall have the meaning set forth in Section 13.2.

 2.17. "Performance Award" shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

 2.18. "Performance Cash" shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

 2.19. "Performance Period" shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

 2.20. "Performance Share" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

 2.21. "Performance Unit" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

 2.22. "Permitted Assignee" shall have the meaning set forth in Section 12.3.

 2.23. "Plan" shall has the meaning set forth in the preamble and shall include the Plan as subsequently amended from time to time.

 2.24 "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share for a period of time (which may be nominal) and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

 2.25. "Restricted Stock Award" shall have the meaning set forth in Section 7.1.

2.26 "Restricted Stock Unit" means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.27	"Restricted Stock Unit Award" shall have the meaning set forth in Section 7.1.

2.28 "Shares" shall mean the shares of common stock, $.001 par value, of the Company.

 2.29. "Stock Appreciation Right" shall mean the right granted to a Participant pursuant to Article 6.

    2.30. "Stock Market" means the principal U.S. stock market (including an electronic trading service such as OTCQB) or U.S. national securities exchange on which the Shares are quoted or listed on the date in question.

 2.31. "Subsidiary" shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the relevant time each of the entity other than the last entity in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all equity interests in one of the other entities in the chain.

 2.32. "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for: (i) awards previously granted by an entity (other than the Company or a Subsidiary) that is acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines; or (ii) the right or obligation of any entity acquired by the Company or acquired by any Subsidiary, or with which the Company or any Subsidiary combines, to make future awards.

 2.33. "Vesting Period" shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.  In the discretion of the Committee, any Vesting Period may be nominal or zero.

 3. SHARES SUBJECT TO THE PLAN

 3.1 Number of Shares.

 (a) Subject to adjustment as provided in Section 12.2, a total of 20,000,000 Shares shall be authorized for grant under the Plan. Shares shall be counted as used as of the applicable grant date.

 (b) If any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan.  Notwithstanding anything to the contrary contained herein, the following Shares shall not be returned to the Shares authorized for grant under paragraph (b) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option, or to satisfy any tax withholding obligation with respect to an Award; and (ii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

 (c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable Limitations applicable to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan to the extent of any forfeiture, expiration or cash settlement as provided in paragraph (b) above.  Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under Section 3.1(a) of the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Director prior to such acquisition or combination.

 3.2. Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4. ELIGIBILITY AND ADMINISTRATION

 4.1. Eligibility.  Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

 4.2. Administration.

 (a) The Plan shall be administered by the Committee.  The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent, and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

    (b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.  Notwithstanding the foregoing, any action or determination by the Committee specifically affecting or relating to a Director on the Committee (if the Committee is not the Board) shall require the prior approval of the Board

    (c) To the extent not inconsistent with applicable law, including the rules and regulations of the Stock Market on which the Shares are traded, the Committee may delegate to a committee of one or more directors or officers of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards.

    5. OPTIONS

 5.1. Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

 5.2. Award Agreements.  All Options shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.  The terms and conditions of Options need not be the same with respect to each Participant.  Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option.  Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

 5.3. Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant.

 5.4. Option Term.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.

 5.5. Exercise of Options.

 (a) Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant's executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased.  The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time

 (b) Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made: (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds); (ii) with the consent of the Committee, by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value; (iii) with the consent of the Committee, by delivery of other consideration  having a Fair Market Value on the exercise date equal to the total purchase price; (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option; (v) through any other method specified in an Award Agreement or approved by the Committee (including same-day sales through a broker); or (vi) any combination of any of the foregoing.  The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe.  In no event may any Option granted hereunder be exercised for a fraction of a Share.

 (c) Notwithstanding the foregoing, an Award Agreement evidencing an Option may provide that if on the last day of the term of the Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option.  In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

 5.6. Form of Settlement.  In its sole discretion, the Committee may provide that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities.

 5.7. Incentive Stock Options; $100,000 Limitation.  The Committee may grant Incentive Stock Options to any Employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code.  Notwithstanding the designation of an Option as an Incentive Stock Option, if the aggregate Fair Market Value of Shares (determined as of the date the Option is granted) subject to an Incentive Stock Option (and any other stock incentive plan of the Company or its parent or subsidiary corporations, as defined in subsections 424(e) and 424(f) of the Code) exercisable for the first time by a Participant during any calendar year exceeds $100,000, the portion of the Option or Options not exceeding $100,000, to the extent of whole shares, will be treated as an Incentive Stock Option and the remaining portion of the Option or Options will be treated as a non-statutory Option.  The preceding sentence will be applied by taking Options into account in the order in which they were granted.  If, under the $100,000 limitation, a portion of an Option is treated as an Incentive Stock Option and the remaining portion of the Option is treated as a non-statutory Stock Option, unless the Participant designates otherwise at the time of exercise, the Participant's exercise of all or a portion of the Option will be treated as the exercise of the Incentive Stock Option portion of the Option to the full extent permitted under the $100,000 limitation.  If a Participant exercises an Option that is treated as in part an Incentive Stock Option and in part a non-statutory Option, the Company will designate the portion of the Shares acquired pursuant to the exercise of the Incentive Stock Option portion as Incentive Stock Option stock by issuing a separate certificate for that portion of the stock and identifying the certificate as Incentive Stock Option stock in its stock records.

 6. STOCK APPRECIATION RIGHTS

 6.1. Grant and Exercise.  The Committee may provide Stock Appreciation Rights: (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option; (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award; or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

 6.2. Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

    (a)    Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of: (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise), over (ii) the grant price of the Stock Appreciation Right.

    (b) The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

    (c) The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

    (d) The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate.  A Stock Appreciation Right shall: (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2; and (ii) have a term not greater than ten (10) years.

    (e) An Award Agreement evidencing a Stock Appreciation Right may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day.  In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes.  Any fractional Share shall be settled in cash.

7. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

 7.1. Grants.  Awards of Restricted Stock and of Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a "Restricted Stock Award" or "Restricted Stock Unit Award" respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation.  Each Restricted Stock Award and Restricted Stock Unit Award shall be subject to vesting restrictions imposed by the Committee covering a Vesting Period.  The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock Awards or Restricted Stock Unit Awards.

 7.2. Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

 7.3. Rights of Holders of Restricted Stock and Restricted Stock Units.

    (a) Unless otherwise provided in the applicable Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive dividends and other distributions made with respect to such Shares.  Except as otherwise provided in an Award Agreement, any Shares or any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as apply to the Restricted Stock under such Restricted Stock Award.   Any provision herein to the contrary notwithstanding, unless otherwise provided in the applicable Award Agreement, cash dividends with respect to any Restricted Stock Award and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award shall be: (i) accumulated subject to restrictions and risk of forfeiture to the same extent as the underlying Restricted Stock with respect to which such cash, Shares or other property has been distributed; and (ii) either (A) paid to the Participant at the time such restrictions and risk of forfeiture lapse or (B) forfeited to the extent the underlying Restricted Stock that is forfeited.

 (b) A Participant receiving a Restricted Stock Unit Award shall not possess voting rights or the right to receive any dividends or other distributions with respect to such Award.  The applicable Award Agreement may, however, grant the Participant Dividend Equivalencies with respect to Restricted Stock Units.

    (c) Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

 7.4. Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company, an attorney or an escrow agent.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8. OTHER SHARE-BASED AWARDS

    8.1. Grants.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Share-Based Awards"), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.  Other Share-Based Awards shall be subject to such vesting restrictions as are imposed by the Committee covering a Vesting Period.

 8.2. Award Agreements.  The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of such Awards need not be the same with respect to each Participant.  Notwithstanding the provisions of this Section, any cash, Shares or property (other than cash) distributed as a dividend or otherwise with respect to the number of Shares covered by a Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by the Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

8.3. Payment.  Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

 9. PERFORMANCE AWARDS

9.1. Grants.  Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such consideration as may be required by applicable law or the Committee, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may, but are not required to be, based upon the criteria set forth in Section 10.2.

9.2. Award Agreements.  The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

9.3. Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award.  The amount of the Award to be distributed shall be conclusively determined by the Committee.

    9.4. Payment.  Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

 10.    PERFORMANCE PROVISIONS

 10.1. Application.  Notwithstanding any other provision of the Plan, in connection with a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award, the Committee may, in its discretion, provide that Sections 10.2 through 10.4 are applicable to such Award.

 10.2. Performance Criteria.  If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Section 10.2, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following:  net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets, non-GAAP income or loss; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; milestones related to product development, including initial development or result of human or non-human trails; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company's third-party manufacturer)); strategic partnerships or transactions; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company's equity or debt securities; sales or licenses of the Company's assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to commercialization, projects, acquisitions and divestitures; transactions; and recruiting and maintaining personnel.  Such performance goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including: (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges; (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles.

 11. CHANGE IN CONTROL PROVISIONS

11.1. Certain Default Consequences.  In the event of a Change in Control, unless otherwise provided in an Award Agreement or determined by the Committee in connection with the Change in Control:

(a) Unless the Committee makes the election identified in Section 11.2(a) with respect to a Change in Control (and in the discretion of the if the Committee makes the election identified in Section 11.2(a) in connection with a Change in Control), Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment therefor if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price.

(b) Performance Awards shall be considered to be earned and payable (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed.

11.2. Optional Determinations. In the event of a Change in Control, subject to any express non-discretionary provisions in an Award Agreement addressing a Change in Control, the Committee shall, in its sole discretion and to the extent possible under the structure of the Change of Control, select one of the following alternatives for treating each outstanding Award (other than Performance Awards) under the Plan in connection with the Change in Control:

 (a) In the transaction documents related to the Change in Control, the Committee may cause the successor company to assume or provide a substitute award for any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award).   In connection with such assumption or substitution, the Committee may, in its discretion, but shall have no obligation to, with respect to any of the foregoing Awards or types of Awards, cause, effective upon such Change in Control, full vesting to occur and/or any the restrictions, limitations and other conditions associated with the Award to be lifted and/or deemed satisfied.  For the purposes of this Section 11.2(a), an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control.  The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

(b) The Committee may cause any Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Unit Awards or Other Share-Based Awards to terminate effective upon a Change in Control by providing the holders of such Awards at least 10 days written notice of the Change in Control and the intent to terminate such Awards upon the Change in Control.  In connection with electing termination under this Section 11.2(b), the Committee may, in its sole discretion, cause at any time prior to the Change in Control (i) those Options and Stock Appreciation Rights outstanding on such date to immediately vest and become fully exercisable; (ii) all restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units to become free of all restrictions, limitations and conditions and become fully vested; and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards to become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. To the extent any such Awards may be or are required to be satisfied in cash, this may include making payments with respect to Awards (consistent with the amount earned or, in the discretion of the Committee deemed earned).

(c) The Committee may determine that, upon the occurrence of a Change in Control of the Company, that (i) any Option and Stock Appreciation Right outstanding shall terminate as of the Change in Control and that each holder of such an Award shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right, with such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine, (ii) all restrictions, limitations and other conditions applicable to any Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested; (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. To the extent any such Awards may be or are required to be satisfied in cash, this may include making payments with respect to Awards (consistent with the amount earned or, in the discretion of the Committee deemed earned).

11.3. Change in Control.  For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

(a) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

    (b)     Any "person" (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) after the date of adoption of this Plan becomes a "beneficial owner" (as defined in Rule 13d‑3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:  (i) by the Company or any Subsidiary; (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary; (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities; (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c); or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person

    (c) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:  (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "Non-Qualifying Transaction"); or

    (d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company's assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of 50% or more of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

    12. GENERALLY APPLICABLE PROVISIONS

 12.1. Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the Stock Market on which the Shares are then traded; provided that the Board may not amend the Plan without approval of the stockholders if stock approval (with respect the specific subject matter of the amendment) is required by the Code, rules of the Stock Exchange or other applicable law, without the approval of the Company's stockholders (to the extent stockholder approval is required by the Code or applicable law).  For clarity if the applicable requirement permits the Board to amend the Plan provided such amendment is approved by stockholders at a later date, the Board may so amend the Plan if it reasonably expects approval by the stockholders within the required time period (and any Awards based upon the amendment address the possibility of non-approval).  In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant's consent.

 12.2. Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.

 12.3. Transferability of Awards.  Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant's guardian or legal representative.  To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award (each transferee thereof, a "Permitted Assignee") to: (i) the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings; (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i); (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders; or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.  The Company shall cooperate with any Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted under this Section.

 12.4. Termination of Employment or Services.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise.  The date of termination of a Participant's employment or services will be determined by the Committee, which determination will be final.

 12.5. Deferral; Dividend Equivalents.  The Committee in its sole discretion shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares ("Dividend Equivalents") with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion.  The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.  Notwithstanding the foregoing, Dividend Equivalents distributed in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.

 13. MISCELLANEOUS

13.1. Award Agreements.  Each Award Agreement shall either be: (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf; or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.  The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.  The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

 13.2. Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a "Payee") net of any applicable federal, state and local taxes required to be paid or withheld as a result of: (a) the grant of any Award; (b) the exercise of an Option or Stock Appreciation Right; (c) the delivery of Shares or cash; (d) the lapse of any restrictions in connection with any Award; or (e) any other event occurring pursuant to the Plan.  The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes.  If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations.  The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant's minimum required tax withholding rate or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

 13.3. Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason "at will."  Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship.  No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

 13.4. Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

 13.5. Cancellation of Award; Forfeiture of Gain.  Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award shall be canceled if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary (including conduct contributing to any financial restatements or financial irregularities), as determined by the Committee in its sole discretion.  The Committee may provide in an Award Agreement that if within the time period specified in the Agreement the Participant establishes a relationship with a competitor or engages in an activity referred to in the preceding sentence, the Participant will forfeit any gain realized on the vesting or exercise of the Award and must repay such gain to the Company.

 13.6. Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the U.S. Securities and Exchange Commission ("SEC"), any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

 13.7. Nature of Payments.  Except for such Awards involving a purchase for cash or other property with a fair market value at least equal to the value of the Award (or the Shares underlying such Award), all Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company.  Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

 13.8. Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

 13.9. Severability.  The provisions of the Plan shall be deemed severable.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall: (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect; and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

 13.10.    Construction.  As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

 13.11.    Unfunded Status of the Plan.  The Plan is intended to constitute an "unfunded" plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

 13.12.    Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Nevada, without reference to principles of conflict of laws, and construed accordingly.

 13.13.    Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date this Plan is approved by the Board; provided however, no Incentive Stock Options may be granted under the Plan unless and until the Plan has been approved by the stockholders of the Company.  Awards may be granted under the Plan at any time and from time to time on or prior to the tenth (10th) anniversary of the later to occur of (a) the effective date of the Plan, and (b) any amendment approved by the stockholders purporting to extend the starting period for such 10-year period.  Following the expiration of such 10-year period, the Plan will expire except as to Awards then outstanding under the Plan.  Such outstanding Awards shall remain in effect until they have been exercised or terminated or have expired.

13.14. Foreign Employees and Consultants.  Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

13.15. Compliance with Section 409A of the Code. This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.16 No Registration Rights; No Right to Settle in Cash.  The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of: (a) the offer or issuance of any Award; (b) any Shares issuable upon the exercise of any Award; or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing.  In particular, in the event that any of: (i) any offer or issuance of any Award; (ii) any Shares issuable upon exercise of any Award; or (iii) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.17. Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

 Approved by the Board on March 28, 2018.

 Approved by the Stockholders on June [___], 2018.

ULURU INC.
4410 Beltway Drive, Addison, Texas 75001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder, having received the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 30, 2018, and revoking any proxy heretofore given, hereby appoints each of Vaidehi Shah and Terrance Wallberg, or either of them, Proxies of the undersigned with full power of substitution, to vote all shares of Common Stock of ULURU Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held Monday, June 11, 2018 at 9:00 a.m., local time, at the offices of ULURU Inc., 4410 Beltway Drive, Addison, Texas 75001, or any postponement or adjournment thereof.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made with respect to any matter, this Proxy will be voted FOR each Director nominee listed in Proposal 1 and FOR Proposals 2, and 3.

In their discretion, the named Proxies are authorized to vote on any other matters which may properly come before the Annual Meeting or any postponement or adjournment thereof as set forth in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 11, 2018.

This proxy statement and our 2017 Annual Report to stockholders are available at our corporate website at www.uluruinc.info/general-information under the heading of "Annual Reports" and "Proxy Materials".

(continued and to be signed on the reverse side)

The Board recommends a vote "FOR" the election of Directors listed in Proposal 1 and a vote "FOR" Proposals 2, and 3.  Please sign, date and return this Proxy promptly in the enclosed envelope. Please mark your vote in blue or black ink.

1.	Election of Directors.

☐	FOR ALL NOMINEES
Nominees:

	1 Year Term	Vaidehi Shah	☐

	1 Year Term	Anish Shah	☐

	1 Year Term	Arindam Bose	☐

	1 Year Term	Bradley J. Sacks	☐

	1 Year Term	Oksana Tiedt	☐

☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL NOMINEES EXCEPT
(see instructions below)

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL NOMINESS EXCEPT" and mark in the box next to each nominee you wish to withhold:

		FOR	AGAINST	ABSTAIN
2.	Proposal to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Proposal to approve the ULURU Inc. 2018 Equity Incentive Plan.	☐	☐	☐

PLEASE MARK, SIGN AND DATE BELOW AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF ULURU INC.'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO BEING VOTED AT THE 2018 ANNUAL MEETING OF STOCKHOLDERS.

Signature
	Date	Signature if held jointly	Date

NOTE:
Please sign exactly as name or names appear on this Proxy.  When shares are held jointly each holder must sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership or other entity, please sign in entity name by authorized person.